UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): February 25, 2004

RUBY TUESDAY, INC.
(Exact Name of Registrant as Specified in Charter)

GEORGIA	1-12454	63-0475239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue Maryville, Tennessee 37801 (Address of principal executive offices)

        (865) 379-5700
    (Registrant’s telephone number, including area code)

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 25, 2004 (this press release is being furnished pursuant to Item
9 of Form 8-K).

ITEM 9.         REGULATION FD DISCLOSURE.

        On February 25, 2004, Ruby Tuesday, Inc. issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            RUBY TUESDAY, INC.
(Registrant)

BY: /s/ Marguerite N. Duffy ——————————— Marguerite N. Duffy Senior Vice President and Chief Financial Officer

Date: February 25, 2004